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                              ARTHUR ANDERSEN LLP



                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-01616, 333-04073, 333-46705, 333-57233, 333-65413, 333-79425 and 333-79429).



                                         /s/ Arthur Andersen LLP



Denver, Colorado,
March 17, 2000.